UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                February 27, 2001
                                -----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       California                    000-21665                    95-4595609
       ----------                   ------------                  ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

                  1220 W. Avenue J, Lancaster, California 93534
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  661-723-7723
                                  -------------
               Registrant's telephone number, including area code

ITEM 5:  OTHER EVENTS.

         On February 27, 2001, Simulations Plus, Inc. (the "Company") issued a press release announcing certain estimated results of operations for the fiscal year ending August 31, 2001.

         A copy of the press release hereto is attached as Exhibit 99.1.

         This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

                  (c)      Exhibits

                           99.1     Press Release dated February 27, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SIMULATIONS PLUS, INC.



Dated: March 1, 2001                   By: /s/ Walter S. Woltosz
                                           -------------------------------------
                                           Walter S. Woltosz
                                           Chief Executive Officer and President